UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-42460	99-3527155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 339-222-6714

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RAIN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RAINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2025, Rain Enhancement Technologies, Inc. (“RET”), a wholly-owned subsidiary of Rain Enhancement Technologies Holdco, Inc. (the “Company”, and together with RET and the Company’s other subsidiaries, the “Company Group”), and Randall Seidl, the Company’s Chief Executive Officer (the “CEO”), entered into an amendment to the employment agreement dated December 31, 2024, by and between RET and the CEO (the “Employment Agreement” and such amendment, the “Employment Agreement Amendment”), to, among other things, replace the previously disclosed unsecured note payable to the CEO, which was not issued, with a Retention Bonus (as defined below) to better reflect the nature of the commitment by the Company Group to the CEO.

In connection with the Employment Agreement Amendment, on June 27, 2025, RET and the CEO entered into the Retention Bonus Agreement (the “Retention Bonus Agreement”). Pursuant to the Retention Bonus Agreement, the Company Group will pay a cash bonus to the CEO of $5,820,000 (the “Retention Bonus”), less required withholdings and deductions, as a lump sum on the earlier of (i) December 31, 2028, (ii) the date on which the Company Group terminates the CEO’s employment without Cause (as defined in the Employment Agreement), or (iii) the date on which a Change of Control (as defined in the Employment Agreement) is consummated.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1+	Retention Bonus Agreement, dated as of June 27, 2025, by and between Rain Enhancement Technologies, Inc. and Randall Seidl
10.2+	Amendment to Employment Agreement, dated June 27, 2025, by and between Rain Enhancement Technologies, Inc. and Randall Seidl
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+	Denotes management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2025	RAIN ENHANCEMENT TECHNOLOGIES HOLDCO, INC.

	By:	/s/ Oanh Truong
	Name:	Oanh Truong
	Title:	Interim Chief Financial Officer

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